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                               GUARANTY OF PAYMENT

     This GUARANTY OF PAYMENT, dated as of November 15, 2001 (this "AGREEMENT"), is made by ARCHIBALD CANDY CORPORATION, an Illinois corporation ("GUARANTOR"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("LENDER").

     1.   RECITALS.

     1.1. On November 15, 2001, the SF Companies filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware and have continued in the possession of their respective assets and in the management of their respective businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

     1.2. SWEET FACTORY, INC., a Delaware corporation ("Sweet Factory"), SWEET FACTORY GROUP, INC., a Delaware corporation ("SF PARENT"), SF PROPERTIES, INC., a Delaware corporation ("SF PROPERTIES"), SF CANDY COMPANY, a Delaware corporation ("SF CANDY" and together with Sweet Factory, SF Parent and SF Properties, collectively, the "SF COMPANIES" and, individually, "SF COMPANY") and Lender are entering into the Post-Petition Credit, Security and Guaranty Agreement, dated as of the date hereof (as the same may from time to time be amended, restated or otherwise modified, the "POST-PETITION CREDIT AGREEMENT").

     1.3. Guarantor deems it to be in its direct pecuniary and business interests that Sweet Factory obtain from Lender the Revolving Line of Credit, as defined in the Post-Petition Credit Agreement, and the Revolving Loans, as defined in the Post-Petition Credit Agreement, and Letters of Credit, as defined in the Post-Petition Credit Agreement, provided for in the Post-Petition Credit Agreement.

     1.4. Guarantor understands that Lender is willing to enter into the Post-Petition Credit Agreement only upon certain terms and conditions, one of which is that Guarantor guarantee the payment of the Obligations (as hereinafter defined), and this Agreement is being executed and delivered in consideration of Lender entering into the Post-Petition Credit Agreement and for other valuable considerations.

     2. DEFINITIONS. Except as specifically defined herein, capitalized terms used herein that are defined in the Post-Petition Credit Agreement shall have their respective meanings ascribed to them in the Post-Petition Credit Agreement. As used herein, the following terms shall have the following meanings:

     2.1. "COLLATERAL" shall mean, collectively, all property, if any, securing the Obligations or any part thereof at the time in question.

     2.2. "OBLIGATIONS" shall mean: (a) all loans and advances made by Lender to Sweet Factory or to others for the account of Sweet Factory (including, without limitation, all Revolving Loans and all payments made by Lender with respect to Letters of Credit) in

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connection with the Post-Petition Credit Agreement; and (b) any and all other indebtedness, obligations and liabilities that may be owed by any SF Company to Lender arising out of, or incurred in connection with, the Post-Petition Credit Agreement or any of the other Loan Documents (including all Out-of-Pocket Expenses), whether (i) now in existence or incurred by the SF Companies from time to time hereafter, (ii) secured by a pledge, Lien upon or security interest in any of the assets or property of each of the SF Companies or the assets or property of any other person, firm, entity or corporation, (iii) such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, or (iv) any SF Company is liable to Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise.

     2.3. "OBLIGOR" shall mean any Person that, or any of whose property, is or shall be obligated on the Obligations or any part thereof in any manner and includes, without limiting the generality of the foregoing, any SF Company or other Guarantor, and any other co-maker, endorser, guarantor of payment, subordinating creditor, assignor, grantor of a security interest, pledgor, mortgagor or any hypothecator of property, if any.

     3. GUARANTY OF OBLIGATIONS. Guarantor hereby absolutely and unconditionally guarantees the prompt payment in full of all of the Obligations as and when the respective parts thereof become due and payable. If the Obligations, or any part thereof, shall not be paid in full when due and payable, Lender shall have the right to proceed directly against Guarantor under this Agreement to collect the payment in full of the Obligations, regardless of whether or not Lender shall have theretofore proceeded or shall then be proceeding against Sweet Factory or any other Obligor or Collateral, if any, or any of the foregoing, it being understood that Lender, in its sole discretion may proceed against any Obligor and any Collateral, and may exercise each right, power or privilege that Lender may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as Lender, in its sole discretion, may from time to time deem expedient to collect the payment in full of the Obligations. Guarantor further agrees to pay to Lender, and reimburse Lender for, on demand and in immediately available funds, (a) all losses, fees, costs and expenses (including all court costs and reasonable attorneys and paralegals' fees, costs and expenses) paid or incurred by Lender in: (i) endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against any SF Company relating to the Post-Petition Credit Agreement, the other Loan Documents or the transactions contemplated thereby; (ii) taking any action with respect to any security or Collateral securing the Obligations or obligations of any Obligor; and (iii) preserving, protecting or defending the enforceability of, or enforcing, this Agreement or its respective rights under this Agreement (all such losses, fees, costs and expenses described in clauses (i) through (iii) above are referred to as the "EXPENSES") and (b) interest on the Expenses, from the date of demand under this Agreement until paid in full at the applicable interest rate specified for Revolving Loans in the Post-Petition Credit Agreement.

     4. PAYMENTS CONDITIONAL. Whenever Lender shall credit any payment to the Obligations, or any part thereof, whatever the source or form of payment, the credit shall be conditional as to Guarantor unless and until the payment shall be final and valid as to all the world. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of Collateral or payment so applied shall thereafter be recovered by any trustee in bankruptcy or any other Person, Lender, in each case, may reverse any entry relating thereto on

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its books and Guarantor shall remain liable therefor, even if Lender may no longer have in its possession any evidence of the Obligations to which the payment in question was applied.

     5. GUARANTOR'S OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. Regardless of the duration of time, regardless of whether Sweet Factory may from time to time cease to be indebted to Lender and irrespective of any act, omission or course of dealing whatsoever on the part of Lender, Guarantor's liabilities and other obligations under this Agreement shall remain in full effect until the payment in full of the Obligations. Without limiting the generality of the foregoing:

     5.1. LENDER HAS NO DUTY TO MAKE ADVANCES. Lender shall not at any time be under any duty to Guarantor to grant any financial accommodation to Sweet Factory, irrespective of any duty or commitment of Lender to Sweet Factory, or to follow or direct the application of the proceeds of any such financial accommodation;

     5.2. GUARANTOR'S WAIVER OF NOTICE, PRESENTMENT, ETC. Guarantor waives (a) notice of the granting of any Revolving Loan to Sweet Factory, the issuance of any Letter of Credit or the incurrence of any other indebtedness by Sweet Factory or the terms and conditions thereof, (b) presentment, demand for payment and notice of dishonor of the Obligations or any part thereof, or any other indebtedness incurred by Sweet Factory to Lender, (c) notice of any indulgence granted to any Obligor and (d) any other notice to which Guarantor might, but for this waiver, be entitled;

     5.3. LENDER'S RIGHTS NOT PREJUDICED BY ACTION OR OMISSION. Lender, in its sole discretion, may, without any prejudice to its rights under this Agreement, at any time or times, without notice to or the consent of Guarantor, (a) grant Sweet Factory whatever financial accommodations that Lender may from time to time deem advisable, even if Sweet Factory might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (b) assent to any renewal, extension, consolidation or refinancing of the Obligations, or any part thereof, (c) forbear from demanding security, if Lender shall have the right to do so, (d) release any Obligor or Collateral or assent to any exchange of Collateral, if any, irrespective of the consideration, if any, received therefor, (e) grant any waiver or consent or forbear from exercising any right, power or privilege that Lender may have or acquire, (f) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Obligations or pursuant to which any Obligations are created, (g) grant any other indulgence to any Obligor, (h) accept any Collateral for, or any other Obligor upon, the Obligations or any part thereof, and (i) fail, neglect or omit in any way to realize upon any Collateral or to protect the Obligations or any part thereof or any Collateral therefor;

     5.4. LIABILITIES SURVIVE GUARANTOR'S DISSOLUTION. Guarantor's liabilities and other obligations under this Agreement shall survive any dissolution of Guarantor; and

     5.5 LIABILITIES ABSOLUTE AND UNCONDITIONAL. Guarantor's liabilities and other obligations under this Agreement shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Post-Petition Credit Agreement, any other Loan Document or

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any other agreement, instrument or document evidencing the Revolving Loans,
Letters of Credit or any other Obligation related thereto, or any other defense available to Guarantor in respect of this Agreement.

     6. SUBROGATION. Guarantor will not exercise any rights that it may acquire by way of subrogation under this Agreement, by any payment made under this Agreement or otherwise, until all the Obligations have been paid in full. If any amount is paid to Guarantor on account of such subrogation rights at any time when the Obligations have not been paid in full, such amount will be held in trust for the benefit of Lender and will forthwith be paid to Lender to be credited and applied upon the Obligations whether matured or unmatured, in accordance with the terms of the Post-Petition Credit Agreement. If (i) Guarantor makes payment to Lender of all or any part of the Obligations and (ii) all the Obligations are paid in full, Lender will, at Guarantor's request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of any interest in the Obligations resulting from such payment by Guarantor.

     7. REINSTATEMENT. This Agreement remains in full force and effect and continues to be effective or will be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, under applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations and the obligations of the Guarantor hereunder will, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 7 shall survive termination of this Agreement.

     8. APPLICATION OF PAYMENTS. Notwithstanding any contrary provision contained in this Agreement or in any of the other Loan Documents, Guarantor irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Lender from Guarantor or with respect to any of the collateral granted to Lender, to secure Guarantor's obligations under this Agreement, and Guarantor irrevocably agrees that the proceeds of such collateral may be applied by Lender, in its sole discretion, to payment of the obligations of Guarantor under this Agreement in the following order or in any other order chosen by Lender, unless a court of competent jurisdiction otherwise directs:

     (a) first, to payment of all reasonable costs and expenses of Lender incurred in connection with the collection and enforcement of the Obligations and the obligations of Guarantor under this Agreement;

     (b) second, to payment of that portion of the Obligations constituting accrued and unpaid interest and fees owing to Lender;

     (c) third, to payment of the principal of the Obligations and the obligations of Guarantor under this Agreement; and

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     (d)  fourth, the balance, if any, after all of the obligations of Guarantor under this Agreement have been satisfied, will be returned by Lender to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

     9. EFFECTIVENESS; TERMINATION. This Agreement becomes effective upon its execution by Guarantor and continues in full force and effect and may not be terminated or otherwise revoked until the Termination Date has occurred and all of the Obligations and the obligations of Guarantor under this Agreement have been indefeasibly paid in full in cash and all financing arrangements between Sweet Factory and Lender have been terminated. If, notwithstanding the foregoing, Guarantor has any right under applicable law to terminate or revoke this Agreement, Guarantor agrees that such termination or revocation will not be effective until a written notice of such revocation or termination, specifically referring to this Agreement, signed by Guarantor, is actually received by Lender. Such notice does not affect the right and power of Lender to enforce rights arising prior to receipt thereof by Lender. If Lender grants loans or takes other action after Guarantor terminates or revokes this Agreement but before Lender receives such written notice, the rights of Lender with respect to such loans or other action is the same as if such termination or revocation had not occurred.

     10. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) Guarantor is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation (as referenced in the first paragraph of this Agreement), and is qualified to do business in each state where a failure to so qualify would have a material adverse effect on Guarantor; (b) Guarantor has legal power and right to execute and deliver this Agreement and to perform and observe the provisions hereof; (c) the officers executing and delivering this Agreement on behalf of Guarantor have been duly authorized to do so, and this Agreement, when executed, is legal and binding upon Guarantor in every respect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) Guarantor has received consideration that is the reasonable equivalent value of the obligations and liabilities that Guarantor has incurred to Lender; (e) Guarantor is not insolvent, as defined in any applicable state or federal statute, nor will Guarantor be rendered insolvent by the execution and delivery of this Agreement to Lender; (f) Guarantor is not engaged or about to engage in any business or transaction for which the assets retained by Guarantor are or will be an unreasonably small amount of capital, taking into consideration the obligations to Lender incurred hereunder; and (g) Guarantor does not intend to, nor does Guarantor believe that Guarantor will, incur debts beyond Guarantor's ability to pay such debts as they mature.

     11. DISABILITY OF OBLIGOR. Without limiting the generality of any of the other provisions hereof, Guarantor specifically agrees that upon the dissolution of any Obligor and/or the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any Obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate or rehabilitate any Obligor, Lender, in its sole discretion, may declare the unpaid principal balance of and accrued interest on the Obligations to be forthwith

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due and payable in full without notice. Upon the occurrence of any of the events enumerated in the immediately preceding sentence, Guarantor shall, upon demand of Lender, whenever made, pay to Lender, an amount equal to the then unpaid principal balance of and accrued interest on the Obligations.

     12. WAIVER OF GUARANTOR'S RIGHTS AGAINST SWEET FACTORY AND COLLATERAL. To the extent permitted by law, Guarantor waives any claim or other right that Guarantor might now have or hereafter acquire against Sweet Factory or any other Obligor that arises from the existence or performance of Guarantor's liabilities or other obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against Sweet Factory or any Collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

     13. NOTICE. All notices and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, and, if to Lender, mailed or delivered to it, addressed to the address of Lender as specified in the Post-Petition Credit Agreement. All notices or other communications provided for hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered when received by the receipt if hand delivered, sent by commercial overnight courier or sent by facsimile, or three Business Days after deposit in the United States mail, with proper first class postage prepaid and addressed to the party to be notified.

     14. INTERPRETATION. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that Lender may have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by Lender either independently or concurrently with other rights, powers and privileges and as often and in such order as Lender may deem expedient. No waiver or consent granted by Lender in respect of this Agreement shall be binding upon Lender unless specifically granted in writing, which writing shall be strictly construed.

     15. MISCELLANEOUS. This Agreement shall bind Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns, including (without limitation) each holder of any promissory note evidencing any Obligations. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement constitutes a final written expression of all of the terms of this Agreement, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The relationship between Guarantor and Lender with respect to this Agreement is and shall be solely that of debtor and creditor, respectively, and Lender shall have no fiduciary obligation toward Guarantor with respect to this Agreement or the

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transactions contemplated hereby. The captions herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement operates as a waiver thereof nor does any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. All payments by Guarantor under this Agreement will be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority. Lender has, in addition to any other rights and remedies contained in this Agreement and the other Loan Documents, all of the rights and remedies provided by applicable law, all of which rights and remedies are cumulative, and nonexclusive, to the extent permitted by law.

     16. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

     17.  SUBMISSION TO JURISDICTION. Guarantor and Lender hereby
(a) irrevocably submit to the non-exclusive jurisdiction of any Illinois state or federal court sitting in Chicago, Illinois, over any action or proceeding arising out of or relating to this Agreement or any other Loan Document, and (b) irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Illinois state or federal court. Guarantor, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise. Guarantor and Lender agree that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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     18. JURY TRIAL WAIVER. GUARANTOR AND LENDER WAIVE ANY RIGHT TO A TRIAL BY
JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. GUARANTOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     Executed and delivered at Chicago, Illinois, as of the date first above written.

Address: 1137 West Jackson Blvd.              ARCHIBALD CANDY CORPORATION
         Chicago, Illinois 60607
         Attention:  Ted. A. Shepherd
         Facsimile:  312-243-5053             By: /s/ Ted A. Shepherd
                                                  ------------------------------
                                              Name: Ted A. Shepherd
                                                    ----------------------------
                                              Title: President
                                                     ---------------------------